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                                                                      EXHIBIT 24

                         PARAGON HEALTH NETWORK, INC.

                                  DIRECTORS'
                              POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT each of the undersigned directors of Paragon Health Network, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Charles B. Carden, Susan Thomas Whittle, and Stefano M. Miele, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute, deliver and file an Annual Report on Form 10-K for the fiscal year ended September 30, 1997 for the Company with the Securities and Exchange Commission, together with any and all amendments thereto, with all exhibits thereto and other documents in connection therewith or supplemental thereto, hereby granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing as said attorneys and agents may deem necessary or advisable to carry out fully the intents and purposes of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney effective December 29, 1997.

/s/ Keith B. Pitts                           /s/ Baltej S. Maini
-------------------------                    --------------------------------
Keith B. Pitts                               Baltej S. Maini, M.D.

/s/ Donald C. Beaver                         /s/ Williams G. Petty
-------------------------                    --------------------------------
Donald C. Beaver                             Williams G. Petty, Jr.

/s/ Laurence M. Berg                         /s/ Robert L. Rosen
-------------------------                    --------------------------------
Laurence M. Berg                             Robert L. Rosen

/s/ Gene E. Burleson
-------------------------
Gene E. Burleson

/s/ Peter P. Copses
-------------------------
Peter P. Copses

/s/ Jay M. Gellert
-------------------------
Jay M. Gellert

/s/ Joel S. Kanter
-------------------------
Joel S. Kanter

/s/ John H. Kissick
-------------------------
John H. Kissick